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TPI – TRIUNFO PARTICIPAÇÕES E INVESTIMENTOS S.A.

and

THE BANK OF NEW YORK MELLON

As Depositary

and

OWNERS AND BENEFICIAL OWNERS OF
AMERICAN DEPOSITARY SHARES

Amended and Restated Deposit Agreement

Dated as of _________, 2008

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TABLE OF CONTENTS

ARTICLE 1.

DEFINITIONS

SECTION 1.01

American Depositary Shares.

SECTION 1.02

Beneficial Owner.

SECTION 1.03

Brazil.

SECTION 1.04

Central Bank.

SECTION 1.05

Commission.

SECTION 1.06

Company.

SECTION 1.07

Consultation.

SECTION 1.08

Custodian.

SECTION 1.09

CVM.

SECTION 1.10

Deliver; Surrender.

SECTION 1.11

Deposit Agreement.

SECTION 1.12

Depositary; Corporate Trust Office.

SECTION 1.13

Deposited Securities.

SECTION 1.14

Dollars.

SECTION 1.15

DTC.

SECTION 1.16

Estatuto Social.

SECTION 1.17

Foreign Registrar.

SECTION 1.18

Owner.

SECTION 1.19

Receipts.

SECTION 1.20

Registrar.

SECTION 1.21

Restricted Securities.

SECTION 1.22

Securities Act.

SECTION 1.23

Securities Exchange Act.

SECTION 1.24

Shares.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES; EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

SECTION 2.01

Form and Transferability of Receipts.

SECTION 2.02

Deposit of Shares.

SECTION 2.03

Execution and Delivery of Receipts.

SECTION 2.04

Registration of Transfer of Receipts; Combination and Split-up of Receipts.

SECTION 2.05

Surrender of Receipts and Withdrawal of Shares.

SECTION 2.06

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

SECTION 2.07

Lost Receipts, etc.

SECTION 2.08

Cancellation and Destruction of Surrendered Receipts.

SECTION 2.09

Pre-Release of Receipts.

SECTION 2.10

Maintenance of Records.

SECTION 2.11

Uncertificated American Depositary Shares; Direct Registsration System.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS AND BENEFICIAL OWNERS OF RECEIPTS

SECTION 3.01

Filing Proofs, Certificates and Other Information.

SECTION 3.02

Liability of Owner or Beneficial Owner for Taxes.

SECTION 3.03

Warranties on Deposit of Shares.

SECTION 3.04

Delivery of Information to the CVM.

SECTION 3.05

Disclosure of Interests.

ARTICLE 4.

THE DEPOSITED SECURITIES

SECTION 4.01

Cash Distributions.

SECTION 4.02

Distributions Other Than Cash, Shares or Rights.

SECTION 4.03

Distributions in Shares.

SECTION 4.04

Rights.

SECTION 4.05

Conversion of Foreign Currency.

SECTION 4.06

Fixing of Record Date.

SECTION 4.07

Voting of Deposited Securities.

SECTION 4.08

Changes Affecting Deposited Securities.

SECTION 4.09

Reports.

SECTION 4.10

Lists of Owners.

SECTION 4.11

Withholding.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

SECTION 5.01

Maintenance of Office and Transfer Books by the Depositary.

SECTION 5.02

Prevention or Delay in Performance by the Depositary or the Company.

SECTION 5.03

Obligations of the Depositary, the Custodian and the Company.

SECTION 5.04

Resignation and Removal of the Depositary.

SECTION 5.05

The Custodian.

SECTION 5.06

Notices and Reports.

SECTION 5.07

Distribution of Additional Shares, Shares, Rights, etc.

SECTION 5.08

Indemnification.

SECTION 5.09

Charges of Depositary.

SECTION 5.10

Retention of Depositary Documents.

SECTION 5.11

Exclusivity.

SECTION 5.12

List of Restricted Securities Owners.

ARTICLE 6.

AMENDMENT AND TERMINATION

SECTION 6.01

Amendment.

SECTION 6.02

Termination.

ARTICLE 7.

MISCELLANEOUS

SECTION 7.01

Counterparts.

SECTION 7.02

No Third Party Beneficiaries.

SECTION 7.03

Severability.

SECTION 7.04

Owners and Beneficial Owners as Parties; Binding Effect.

SECTION 7.05

Notices.

SECTION 7.06

Submission to Jurisdiction; Appointment of Agent for Service of Process.

SECTION 7.07

Governing Law.

SECTION 7.08

Waiver of Immunities.

SECTION 7.09

Assignment.

AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of _________, 2008 among TPI – TRIUNFO PARTICIPAÇÕES E INVESTIMENTOS S.A., incorporated under the laws of the Federative Republic of Brazil (herein called the Company), THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), a New York banking corporation (herein called the Depositary), and all Owners and Beneficial Owners from time to time of American Depositary Shares issued hereunder.

W I T N E S S E T H :

WHEREAS, the Company and the Depositary entered into a Regulation S Deposit Agreement dated as of July 25, 2007 (the “Regulation S Deposit Agreement”) for the purposes stated therein; and

WHEREAS, the Securities and Exchange Commission has declared effective a registration statement on Form F-6 under the United States Securities Act of 1933, as amended, relating to the American Depositary Shares (as hereinafter defined); and

WHEREAS, the Company and the Depositary now wish to amend and restate the Regulation S Deposit Agreement in the form of this Amended and Restated Deposit Agreement to, among other things, (i) redesignate the Regulation S American Depositary Shares and Regulation S Global Depositary Receipts issued under the Regulation S Deposit Agreement as American Depositary Shares and American Depositary Receipts, respectively, (ii) remove certain restrictions on deposits and withdrawals of Shares and transfers of American Depositary Shares and (iii) provide that American Depositary Shares may be uncertificated securities or certificated securities evidenced by American Depositary Receipts; and

WHEREAS, the Company desires to provide, as hereinafter set forth in this Amended and Restated Deposit Agreement, for the deposit of Shares (as hereinafter defined) from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Amended and Restated Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Amended and Restated Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto that the Regulation S Deposit Agreement is hereby amended and restated as follows:

ARTICLE 1.

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.01

American Depositary Shares.

The term “American Depositary Shares” shall mean, the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall represent the amount of Shares or Deposited Securities specified in such Sections.

SECTION 1.02

Beneficial Owner.

The term “Beneficial Owner” shall mean each person owning from time to time any beneficial interest in the American Depositary Shares evidenced by any Receipt.

SECTION 1.03

Brazil.

The term “Brazil” shall mean the Federative Republic of Brazil.

SECTION 1.04

Central Bank.

The term “Central Bank” shall mean the Banco Central do Brasil or any successor governmental agency in Brazil.

SECTION 1.05

Commission.

The term “Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.06

Company.

The term “Company” shall mean TPI – Triunfo Participações e Investimentos S.A., incorporated under the laws of Brazil, and its successors.

SECTION 1.07

Consultation.

The term “Consultation” shall mean the good faith attempt by the Depositary to discuss, if practicable, the relevant issue in a timely manner with a person employed by the Company reasonably believed by the Depositary to be empowered by the Company to engage in such discussion on behalf of the Company.

SECTION 1.08

Custodian.

The term “Custodian” shall mean the principal São Paulo, Brazil, office of Banco Itaú S.A., as agent of the Depositary for the purposes of this Deposit Agreement, or any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05, as substitute custodian hereunder, as the context shall require.

SECTION 1.09

CVM.

The term “CVM” shall mean the Comissão de Valores Mobiliários, the Brazilian National Securities Commission, or any successor governmental agency in Brazil.

SECTION 1.10

Deliver; Surrender.

(a)

The term “deliver,” or its noun form, when used with respect to Shares, shall mean (i) one or more book-entry transfers to an account or accounts maintained with a depository institution authorized under applicable law to effect book-entry transfers of such securities or (ii) the physical transfer of certificates representing Shares.

(b)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor, if any (“DTC”), designated by the person entitled to such delivery,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts evidencing American Depositary Shares registered in the name requested by that person.

(c)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt  or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

SECTION 1.11

Deposit Agreement.

The term “Deposit Agreement” shall mean this Amended and Restated Deposit Agreement, as the same may be amended from time to time in accordance with the provisions of this Deposit Agreement.

SECTION 1.12

Depositary; Corporate Trust Office.

The term “Depositary” shall mean The Bank of New York Mellon, a New York banking corporation, and any successor as depositary hereunder.  The term “Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York  10286.

SECTION 1.13

Deposited Securities.

The term “Deposited Securities” as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

SECTION 1.14

Dollars.

The term “Dollars” shall mean United States dollars.

SECTION 1.15

DTC.

The term DTC shall mean The Depository Trust Company, or its successor.

SECTION 1.16

Estatuto Social.

The term “Estatuto Social” shall mean the constitutive document of the Company, as amended from time to time.

SECTION 1.17

Foreign Registrar.

The term “Foreign Registrar” shall mean the entity that presently carries out the duties of registrar for the Shares or any successor as registrar for the Shares and any other appointed agent of the Company for the transfer and registration of Shares.

SECTION 1.18

Owner.

The term “Owner” shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

SECTION 1.19

Receipts.

The term “Receipts” shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.

SECTION 1.20

Registrar.

The term “Registrar” shall mean the Depositary or any other bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

SECTION 1.21

Restricted Securities.

The term “Restricted Securities” shall mean Shares, or Receipts representing Shares, that are acquired directly or indirectly from the Company or any affiliate (as defined in Rule 144 under the Securities Act) of the Company in a transaction or chain of transactions not involving any public offering, or that are held by an officer, director (or person performing similar functions) or other affiliate of the Company, or that would require registration under the Securities Act in connection with the public offer and sale thereof in the United States, or that are subject to other restrictions on sale or deposit under the laws of the United States or Brazil, or under a Shareholder agreement or the Estatuto Social of the Company.

SECTION 1.22

Securities Act.

The term “Securities Act” shall mean the United States Securities Act of 1933, as amended.

SECTION 1.23

Securities Exchange Act.

The term “Securities Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

SECTION 1.24

Shares.

The term “Shares” shall mean common shares of the Company, heretofore validly issued and outstanding and fully paid, nonassessable and that were not issued in violation of any pre-emptive or similar rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and that are not issued in violation of any pre-emptive or similar rights of the holders of outstanding Shares or, in either case, interim certificates representing such Shares; provided, however, that, if there shall occur any change in par value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange, replacement or conversion in respect of the Shares of the Company, the term “Shares” shall thereafter also mean the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange, replacement or conversion.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES; EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

SECTION 2.01

Form and Transferability of Receipts.

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

The Receipts may and shall, at the written request of the Company, be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required (i) reasonably by the Depositary or (ii) by the Depositary or the Company to comply with any applicable law or regulations, or any provisions of the Estatuto Social or Brazilian law or with the rules and regulations of any securities exchange upon which the American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date or manner of issuance of the underlying Deposited Securities or otherwise.

The Receipts shall bear a CUSIP number that is different from any CUSIP number that is or may be assigned to any other depositary receipt facility relating to the Shares.

The Receipts shall be engraved, lithographed, printed, or typewritten, or in such other form as may be agreed upon by the Company and the Depositary.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to liability under this Deposit Agreement to any holder of a Receipt unless such holder is the Owner of that Receipt.

SECTION 2.02

Deposit of Shares.

Subject to the terms and conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares may be deposited by delivery thereof to the Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form reasonably satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian or the Company in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such deposit.

No Shares shall be accepted for deposit unless accompanied by evidence reasonably satisfactory to the Depositary that any necessary approval, if any, has been granted by the Central Bank or any governmental body in Brazil that is then performing the function of the regulation of currency exchange. If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Company or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

The Depositary and the Custodian shall each refuse to accept Shares for deposit whenever it has received notice in writing from the Company that such deposit would result in a violation of the Bylaws of the Company or applicable laws.

Upon each delivery to the Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents above specified, the Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Company or the Foreign Registrar, if applicable, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or the Custodian or its nominee.

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary, or by the Foreign Registrar as the Custodian’s nominee, or at such other place or places as the Depositary shall determine.

SECTION 2.03

Execution and Delivery of Receipts.

Upon receipt by the Custodian of any deposit pursuant to Section 2.02 hereunder (and in addition, if the transfer books of the Company or the Foreign Registrar, if applicable, are open, the Depositary may in its sole reasonable discretion require a proper acknowledgment or other evidence from the Company that any Deposited Securities have been recorded upon the books of the Company or the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or the Custodian or its nominee), together with the other documents required as above specified, the Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission. Upon receiving such notice from the Custodian, or upon the receipt of Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall, without reasonable delay, execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees and expenses of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.09, and of all taxes and governmental charges and fees and expenses payable in connection with such deposit and the transfer of the Deposited Securities.

SECTION 2.04

Registration of Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary may, upon at least 20 days’ prior written notice to the Company, appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  Each co-transfer agent appointed under this Section 2.04 shall give notice in writing to the Company and the Depositary accepting such appointment and agreeing to abide by the applicable terms of this Deposit Agreement. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.05

Surrender of Receipts and Withdrawal of Shares.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.09 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the clearing procedure of the Foreign Registrar, the Estatuto Social and applicable laws and regulations and the terms and conditions governing the Deposited Securities, the Owner of such Receipt shall be entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates for Shares in the name of such Owner or as ordered by him or certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of such Receipts to such Owner or as ordered by him.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall, without unreasonable delay, direct the Custodian to deliver at the office of the Custodian, subject to Sections 2.06, 3.01 and 3.02 and to the other terms and conditions of this Deposit Agreement, the Estatuto Social and applicable laws and regulations, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may, to the extent permitted by applicable law, make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) or securities comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary, subject to the terms and conditions of this Deposit Agreement, the Estatuto Social and applicable laws and regulations.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

SECTION 2.06

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, Custodian, or Registrar may require (i) payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, (ii) the production of proof satisfactory to it as to the identity and genuineness of any signature, (iii) delivery of such certifications as the Company may from time to time specify in writing to the Depositary to assure the Company of compliance with the Securities Act and the rules and regulations thereunder, (iv)  compliance with any regulations the Depositary may reasonably establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.06 and (v) compliance with any laws or governmental regulations relating to the Receipts or to the withdrawal of Deposited Securities as may be established by any governmental authority in Brazil or the United States.

The delivery of Receipts against deposit of Shares generally or against deposit of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary, the Company or the Foreign Registrar are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or for any other reason.

The Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States, unless a registration statement is in effect as to such Shares for such offer and sale.

Without limiting the foregoing, Shares that the Depositary believes have been withdrawn from a restricted depositary receipt facility established or maintained by a depositary bank (including any such other facility maintained by the Depositary) may be accepted for deposit hereunder only if those Shares are not “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Depositary may, as a condition of accepting those Shares for deposit hereunder, require the person depositing those Shares to provide the Depositary with a certificate to the foregoing effect.

Notwithstanding anything to the contrary in this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended, subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

The Depositary shall comply with reasonable written instructions of the Company that the Depositary shall not accept for deposit under this Deposit Agreement any Shares identified in those instructions in order to facilitate the Company’s compliance with the securities laws of the United States.

SECTION 2.07

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.08

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be canceled by the Depositary.  The Depositary is authorized to destroy Receipts so canceled. Canceled Receipts shall not be entitled to any benefits under this Deposit Agreement or be valid or enforceable for any purpose.

SECTION 2.09

Pre-Release of Receipts.

Unless requested in writing by the Company to cease doing so, the Depositary may, to the extent not prohibited by applicable law, notwithstanding Section 2.03 hereof, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 ("Pre-Release").  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares  in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts or Shares are to  be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial rights, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be), other than in satisfaction of such Pre-Release, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably  appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The collateral referred to in clause (b) above shall be held by the Depositary for the benefit of the Owners as security for the performance of the obligations to deliver Shares or Receipts, as the case may be, in satisfaction of a Pre-Release transaction (but shall not, for the avoidance of doubt, constitute Deposited Securities).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

The Company shall have no liability to any Owner in connection with any Pre-Release.

SECTION 2.10

Maintenance of Records.

The Depositary agrees to maintain or cause its agents to maintain records of all Receipts issued under Section 2.03, all Receipts surrendered and all Deposited Securities withdrawn under Section 2.05, substitute Receipts delivered under Section 2.07, and of canceled or destroyed Receipts under Section 2.08, all in keeping with procedures ordinarily followed by stock transfer agents located in The City of New York or as required by the laws or regulations governing the Depositary.  The Depositary agrees to make such records available to the Company upon reasonable request.

SECTION 2.11

Uncertificated American Depositary Shares; Direct Registsration System.

Notwithstanding anything to the contrary in this Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to this Deposit Agreement describes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of this Deposit Agreement shall apply, mutatis mutandis, to uncertificated American Depositary Shares as well as to certificated American Depositary Shares, and to Owners and holders of uncertificated American Depositary Shares as well as to Owners and holders of Receipts.

(b)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of the State of New York.

(c)

The Depositary shall have a duty to register a transfer in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (e) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(d)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(e)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in clause (i) above has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS AND BENEFICIAL OWNERS OF RECEIPTS

SECTION 3.01

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, compliance with all applicable laws, regulations and provisions of or governing the Deposited Securities, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may require by written request to the Depositary.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  As promptly as practicable, the Depositary shall provide to the Company upon its written request copies of any proofs, information, certificates or other representations and warranties that it receives under this Section 3.01, to the extent that disclosure is permitted by applicable law.

SECTION 3.02

Liability of Owner or Beneficial Owner for Taxes.

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner of such Receipt to the Depositary.  The Depositary may refuse, and the Company shall be under no obligation, to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner of such Receipt shall remain liable for any deficiency.

SECTION 3.03

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares, and the certificates therefor, if applicable, are validly issued, fully paid, nonassessable, free and clear of any lien, encumbrance, security interest, charge or adverse claim and were not issued in violation of any preemptive or similar rights of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so.  In addition, every person depositing Shares under this Deposit Agreement shall be deemed to represent and warrant that such Shares are not, and the American Depositary Shares representing such Shares would not be, Restricted Securities.  All representations and warranties required by this Section 3.03 shall survive the deposit of Shares, delivery of Receipts, transfer of American Depositary Shares and surrender of Receipts and withdrawal of Deposited Securities.

SECTION 3.04

Delivery of Information to the CVM.

Each of the Depositary and the Company hereby confirms to the other that for as long as the Deposit Agreement is in effect, it shall furnish the CVM and the Central Bank, at any time and within the period that may be determined, with any information and documents related to the American Depositary Share program and the Receipts issued hereunder.  In the event that the Depositary or the Custodian shall be advised in writing by reputable independent Brazilian counsel that the Depositary or the Custodian reasonably could be subject to criminal, or material, as reasonably determined by the Depositary, civil, liabilities as a result of the Company having failed to provide such information or documents reasonably available only through the Company, the Depositary shall have the right to terminate this Deposit Agreement, upon at least 15 days’ prior notice to the Owners and the Company, and the Depositary shall not be subject to any liability hereunder on account of such termination or such determination.  The effect of any such termination of this Deposit Agreement shall be as provided in Section 6.02.

SECTION 3.05

Disclosure of Interests.

Notwithstanding any other provision of this Deposit Agreement, each Owner agrees to comply with requests from the Company pursuant to any applicable law, the rules and requirements of the CVM and the São Paulo Stock Exchange, and any other stock exchange or market on which the Shares are, or will be, registered, traded or listed or the Estatuto Social of the Company, which requests are made to provide information, inter alia, as to the capacity in which such Owner owns American Depositary Shares (and Shares as the case may be) and regarding the identity of any other person interested in such American Depositary Shares and the nature of such interest and various other matters.  Each such Owner or Beneficial Owner agrees to provide any such information reasonably requested by the Company or the Depositary pursuant to this Section 3.05 whether or not still an Owner or Beneficial Owner at the time of such request.  The Depositary agrees to comply with written instructions received from the Company requesting that the Depositary forward any such requests to such Owners or Beneficial Owners and to the last known address, if any, of such former Owners or Beneficial Owners and to forward to the Company any responses to such requests received by the Depositary, and to use its reasonable efforts, at the Company’s request and expense, to assist the Company in obtaining such information with respect to the American Depositary Shares.  However, nothing herein shall be interpreted as obligating the Depositary to provide or obtain any such information not provided to the Depositary by such Owners or Beneficial owners or former Owners or Beneficial Owners.

ARTICLE 4.

THE DEPOSITED SECURITIES

SECTION 4.01

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.05, as promptly as practicable, convert such dividend or distribution into Dollars and shall distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09) to the Owners entitled thereto as of the record date fixed pursuant to Section 4.06, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Custodian or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes or other governmental charges, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.  The Company or its agent will remit to the appropriate governmental agency in Brazil all amounts withheld and owing to such agency.  The Depositary will forward, as promptly as practicable, to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

SECTION 4.02

Distributions Other Than Cash, Shares or Rights.

Subject to the provisions of Sections 4.11 and 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Section 4.01, 4.03 or 4.04, the Depositary shall, after consultation with the Company to the extent practicable, as promptly as practicable, cause the securities or property received by it to be distributed to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the reasonable opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act or other applicable law in order to be distributed to Owners or Beneficial Owners) the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company to the extent practicable, adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09) shall be distributed by the Depositary to the Owners entitled thereto without unreasonable delay, all in the manner and subject to the conditions described in Section 4.01.  To the extent such securities or property or the net proceeds thereof are not distributed to Owners as provided in this Section 4.02, the same shall constitute Deposited Securities and each American Depositary Share shall thereafter also represent its proportionate interest in such securities, property or net proceeds.  The Depositary may withhold any distribution of securities under this Section 4.02 if it has not received reasonably satisfactory assurances from the Company that the distribution does not require registration under the Securities Act.  The Depositary may sell, by public or private sale, an amount of securities or other property it would otherwise distribute under this Section 4.02 that is sufficient to pay its fees and expenses in respect of that distribution.

SECTION 4.03

Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may after consultation with the Company to the extent practicable, and shall if the Company so requests in writing, distribute as promptly as practicable to the Owners of outstanding Receipts entitled thereto as of the record date fixed pursuant to Section 4.06, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of the fees and expenses of the Depositary as provided in Section 5.09.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall use its reasonable efforts to sell the amount of Shares represented by the aggregate of such fractions and distribute, as promptly as practicable, the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

SECTION 4.04

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after Consultation with the Company, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary reasonably determines , after consultation with the Company, that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary, after consultation with the Company, may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems reasonably appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary, as promptly as practicable, will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this Section 4.04, such Receipts shall be legended in accordance with applicable U.S. law and shall be subject to the appropriate restrictions on sale, deposit, cancellation and transfer under such laws.

If the Depositary reasonably determines, after consultation with the Company to the extent practicable, that it is not lawful and feasible to make such rights available to all or certain Owners, it shall use its reasonable efforts to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act  with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in this Deposit Agreement shall create, or shall be construed to create, any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

SECTION 4.05

Conversion of Foreign Currency.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can, in the judgment of the Depositary, be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall, as promptly as practicable, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall, as promptly as practicable, be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of, or requires a filing with, any government or agency thereof, the Depositary shall, without unreasonable delay, file such application for approval or license, or make such filing, if any, as it may deem desirable.

If at any time the Depositary or the Custodian shall determine that in its reasonable judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its reasonable discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

SECTION 4.06

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of the fixing of a record date by the Company for the determination of holders of Shares or other Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (which, to the extent practicable, shall be the same as any corresponding record date set by the Company with respect to the Shares or, if different, as close thereto as reasonably practicable) (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) who shall be responsible for any fee or charges assessed by the Depositary pursuant to this Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Shares.  Subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively, to give voting instructions or to act in respect of any other such matter.

SECTION 4.07

Voting of Deposited Securities.

Upon receipt from the Company of notice of any meeting at which the holders of Shares or other Deposited Securities are entitled to vote or solicitation of proxies or consents of holders of Shares or other Deposited Securities, the Depositary shall, if requested in writing by the Company, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be previously provided to the Company for its review and comment, which shall contain (a) such information as is contained in such notice of meeting received by the Depositary from the Company, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of the laws of Brazil, the Estatuto Social and the provisions of the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given, including, an indication that such instructions may be given or deemed given in accordance with the last sentence of this paragraph if no instruction is received, to the Depositary to give a discretionary proxy to a person designated by the Company.  Upon the written request of an Owner of a Receipt on such record date, received on or before the date established by the Depositary for such purpose (the “Instruction Date”), the Depositary shall endeavor, in so far as practicable and permitted under any applicable provision of the laws of Brazil, the Estatuto Social and the provisions of the Deposited Securities to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to such Shares other than in accordance with such instructions or deemed instructions.  If (i) the Company makes a request to the Depositary as contemplated by the first sentence of this Section 4.07 and complies with the following paragraph of this Section 4.07 and (ii) no instructions are received by the Depositary from an Owner with respect to an amount of Deposited Securities represented by the American Depositary Shares evidenced by that Owner’s Receipts on or before the Depositary shall deem that Owner to have instructed the Depositary to give, and the Depositary shall give, a discretionary proxy to a person designated by the Company with respect to that amount of Deposited Securities, except that such instruction shall not be deemed to have been given and the Depositary shall not give a discretionary proxy with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide that information as promptly as practicable in writing, if applicable) that (x) the Company does not wish to receive a discretionary proxy, (y) substantial opposition exists or (z) the matter materially and adversely affects the rights of holders of Shares.  Neither the Depositary nor the Custodian shall under any circumstances exercise any discretion as to voting, and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote the Deposited Securities except in accordance with the voting instructions timely received or deemed received from Owners.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Company will request the Depositary to act under the preceding paragraph, the Company shall give the Depositary notice of any such meeting or solicitation and details concerning the matters to be voted upon not less than 30 days prior to the meeting date or date for giving such proxies or consents.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or other Deposited Securities in accordance with the provisions set forth in this Section 4.07.

Subject to the rules of any securities exchange on which American Depositary Shares or the Deposited Securities are listed, the Depositary shall, if requested in writing by the Company, deliver to the Company, at least three City of São Paulo, State of São Paulo business days prior to the date of a meeting of holders of Deposited Securities, copies of all instructions received from Owners in accordance with which the Depositary will vote or cause to be voted Deposited Securities at that meeting.

SECTION 4.08

Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.03 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Company shall so request, subject to this Deposit Agreement, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.  The Depositary will give Owners notice of an event to which this Section 4.08 applies as promptly as practicable if the event affects holdings of American Depositary Shares.

SECTION 4.09

Reports.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any notices, reports and other communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to the Owners copies of such communication when furnished by the Company pursuant to Section 5.06.  Any such notices, reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

SECTION 4.10

Lists of Owners.

Promptly upon request by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.11

Withholding.

In the event that the Depositary reasonably determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated by law or regulation to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary reasonably deems necessary and practicable to pay such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively, and the Depositary shall hold or distribute any unsold balance of such property, all in accordance with the applicable provisions of this Deposit Agreement.

The Depositary will forward to the Company or its agents such information from its records as the Company may reasonably request to enable the Company or its agents to file necessary reports with governmental agencies, and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners.  As a condition to receiving benefits under the preceding sentence, Owners of American Depositary Shares may be required from time to time, and in a timely manner, to file such proof of taxpayer status, residence and beneficial ownership (as applicable), to execute such certificates and to make such representations and warranties, or to provide any other information or documents, as the Depositary or the Custodian may deem necessary or proper to fulfill the Depositary’s or the Custodian’s obligations under applicable law.  The Owners shall indemnify the Depositary, the Company, the Custodian and any of their respective directors, employees, agents and affiliates against, and hold each of them harmless from, any claims by any governmental authority with respect to taxes, additions to tax, penalties or interest arising out of any refund of taxes, reduced rate of withholding at source or other tax benefit obtained.

The Depositary shall report to the Owners any taxes or governmental charges withheld from or paid out of a distribution on Deposited Securities by it, the Custodian or, to the extent such information is received from the Company, the Company.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

SECTION 5.01

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books, at its Corporate Trust Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners and the Company, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder or at the reasonable request of the Company.  If the closing of the transfer books is outside the ordinary course of business, the Depositary shall notify the Company.

The Company shall have the right, at all reasonable times, to inspect the transfer and registration records of the Depositary relating to the Receipts, to make copies thereof and to request the Depositary and Registrar in writing to supply copies of such portions of such records as the Company may reasonably request.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or, upon at least 20 days’ prior notice to the Company, appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.

SECTION 5.02

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective controlling persons, directors, officers, employees, agents or affiliates shall incur any liability to any Owner or Beneficial Owner or other person if, by reason of any provision of any present or future law or regulation of the United States, Brazil or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Estatuto Social of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective controlling persons, directors, officers, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of any Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement, (iii) for the inability of any Owner or Beneficial Owner benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of this Deposit Agreement, made available to some or all of the Owners or Beneficial Owners or (iv) for any special, consequential or punitive damages for any breach of the terms of this Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02, or 4.03, or an offering or distribution pursuant to Section 4.04, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.03

Obligations of the Depositary, the Custodian and the Company.

The Company assumes no obligation nor shall it or any of its agents be subject to any liability under this Deposit Agreement to Owners or Beneficial Owners, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary assumes no obligation nor shall it or any of its agents be subject to any liability under this Deposit Agreement to any Owner or Beneficial Owner (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company nor their respective controlling persons and agents shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company nor their respective controlling persons and agents shall be liable for any action or nonaction by it or them in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner or any other person believed by it or them in good faith to be competent to give such advice or information.  Each of the Depositary, its controlling persons and its agents and the Company, its controlling persons and its agents may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities or Shares represented thereby, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

No disclaimer of liability under the Securities Act is intended by any provision of this Deposit Agreement.

SECTION 5.04

Resignation and Removal of the Depositary.

The Depositary may at any time resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided, which appointment shall be on terms satisfactory to the Company in its sole discretion.

The Depositary may at any time be removed by the Company by 90 days’ prior written notice of such removal, which shall become effective upon the later of (i) the 90th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary satisfactory to the Company and its acceptance of such appointment as hereinafter provided, which appointment shall be on terms satisfactory to the Company in its sole discretion.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a current and accurate list of the Owners of all outstanding Receipts together with any materials, data or computer records reasonably necessary for such successor to perform its obligations hereunder.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.05

The Custodian.

The Custodian or its successor shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  The Custodian may resign and be discharged from its duties hereunder by written notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, as promptly as practicable after receiving such notice, appoint a substitute custodian, which shall thereafter be the Custodian hereunder.  The Depositary may discharge the Custodian any time upon notice to the Custodian being discharged.  Whenever the Depositary in its reasonable discretion determines that it is in the best interest of the Owners to do so, it may appoint a substitute custodian, which shall thereafter be the Custodian hereunder. To the extent practicable, the Depositary shall notify the Company of the appointment of a substitute or additional Custodian at least 20 days prior to the date on which such appointment is to become effective.  Upon demand of the Depositary, the Custodian shall deliver such of the Deposited Securities or evidence of ownership and title of the Deposited Securities held by it as are requested of it to the substitute custodian.  The substitute custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.  The Depositary agrees with the Company that at no time shall there be more than one Custodian acting in connection with this Deposit Agreement.  The Depositary shall give notice as promptly as practicable in writing to the Company of any change in the Custodian.

Upon the appointment of any successor depositary hereunder, the Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of the Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of the Custodian, execute and deliver to the Custodian all such instruments as may be proper to give to the Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.06

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of Deposited Securities, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in English but otherwise in the form given or to be given to holders of Shares or other Deposited Securities.

The Company will arrange for the translation into English, if not already in English, to the extent required pursuant to any regulations of the Commission, and the prompt transmittal by the Company to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Company to holders of its Shares.  If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company’s expense, of copies of such notices, reports and communications to all Owners.  The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

The Company has delivered to the Depositary and the Custodian a copy (in English or with an English translation) of all provisions of or governing the Shares and any other Deposited Securities.  Promptly upon any change in such provisions, the Company shall deliver, as promptly as practicable, to the Depositary and the Custodian a copy (in English or with an English translation) of such provisions as so changed.  The Depositary and its agents may rely on the copy of such provisions as so delivered for all purposes of this Deposit Agreement.

The Company represents that as of the date of this Deposit Agreement, the statements in the first paragraph of Article 11 of the Receipt with respect to the exemption from registration under Rule 12g3-2(b) are true and correct.  The Company  agrees to promptly notify the Depositary in the event of any change in the truth of any of those statements.  Upon receipt of a notice of that kind from the Company, the Depositary will notify the Owners, at the Company’s expense.

SECTION 5.07

Distribution of Additional Shares, Shares, Rights, etc.

If the Company or any affiliate of the Company determines to make any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares or (4) rights to subscribe for such securities (each a “Distribution”), the Company shall notify the Depositary in writing in English as promptly as practicable and in any event before the Distribution starts and, unless the Company has furnished to the Depositary an opinion of counsel under Section 4.04 relating to the Distribution, if requested in writing by the Depositary, the Company shall promptly furnish to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires, or, if made in the United States, would require, registration under the Securities Act.  If, in the opinion of that counsel, the Distribution requires, or, if made in the United States, would require, registration under the Securities Act, that counsel shall furnish to the Depositary a written opinion as to whether or not there is a registration statement under the Securities Act in effect that will cover that Distribution.  However, the Company is not obligated to file any registration statement.

In any event that registration under the Securities Act would be required in connection with any such Distribution if made to Owners, the Company shall have no obligation to effect such registration.  To the extent the Company in its discretion deems it necessary or advisable in order to avoid any requirement or register such additional securities under the Securities Act, the Company may prevent Owners in the United States from receiving any such Distributions or purchasing any such additional securities (whether pursuant to preemptive right or otherwise) and give the Depositary written instructions directing the Depositary not to accept any Shares or other securities for deposit for such period of time following the issuance of such additional securities and to adopt such other specific measures as the Company may reasonably request in writing.  The Depositary agrees with the Company that it shall use reasonable efforts to comply with such instructions it receives from the Company.

The Company agrees with the Depositary that, except with respect to the initial deposit and any deposit permitted under Section 4.03, 4.04 or 4.08, or as the Company and the Depositary may otherwise agree in connection with a distribution of American Depositary Shares, neither the Company nor any person or other entity controlled by, controlling or under common control with the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a registration statement is in effect as to such Shares under the Securities Act.

SECTION 5.08

Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and the Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, any fees and expenses incurred in seeking, enforcing or collecting that indemnity and the reasonable fees and expenses of counsel) that may arise out of or in connection with (a) any registration with the Commission of American Depositary Shares or Deposited Securities or the offer or sale of those securities, except to the extent the liability or expense arises out of information relating to the Depositary or the Custodian furnished in writing to the Company by the Depositary expressly for use in any registration statement, proxy statement, prospectus (or private placement memorandum) or preliminary prospectus (or preliminary private placement memorandum) relating to the Shares, or omissions from that information or (b) acts performed or omitted, pursuant to the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them or (ii) by the Company or any of its directors, employees, agents and affiliates.

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which may arise out of any Pre-Release (as defined in Section 2.09) but only to the extent that any such liability or expense arises in connection with (a) any United States Federal, state or local income tax laws or (b) the failure of the Depositary to deliver Deposited Securities when required under the terms of Section 2.05.  However, the indemnities contained in the preceding paragraph shall apply to any liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or private placement memorandum), or preliminary prospectus (or preliminary private  placement memorandum) relating to the offer of sale of American Depositary Shares, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or the Custodian (other than the Company), as applicable, furnished in writing and not materially changed or altered by the Company expressly for use in any of the foregoing documents, or, (ii) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

If an action, proceeding (including, but not limited to, any governmental investigation), claim or dispute (collectively, a "Proceeding") in respect of which indemnity may be sought by either party is brought or asserted against the other party, the party seeking indemnification (the "Indemnitee") shall promptly (and in no event more than ten (10) days after receipt of notice of such Proceeding) notify the party obligated to provide such indemnification (the "Indemnitor") of such Proceeding.  The failure of the Indemnitee to so notify the Indemnitor shall not impair the Indemnitee's ability to seek indemnification from the Indemnitor (but only for costs, expenses and liabilities incurred after such notice) unless such failure adversely affects the Indemnitor's ability to adequately oppose or defend such Proceeding.  Upon receipt of such notice from the Indemnitee, the Indemnitor shall be entitled to participate in such Proceeding and, to the extent that it shall so desire and provided no conflict of interest exists as specified in subparagraph (b) below or there are no other defenses available to Indemnitee as specified in subparagraph (d) below, to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee (in which case all attorney's fees and expenses shall be borne by the Indemnitor and the Indemnitor shall in good faith defend the Indemnitee).  The Indemnitee shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the Indemnitee unless (a) the Indemnitor agrees in writing to pay such fees and expenses, (b) the Indemnitee shall have reasonably and in good faith concluded that there is a conflict of interest between the Indemnitor and the Indemnitee in the conduct of the defense of such action, (c) the Indemnitor fails, within ten (10) days prior to the date the first response or appearance is required to be made in such Proceeding, to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnitee or (d) there are legal defenses available to Indemnitee that are different from or are in addition to those available to the Indemnitor.  No compromise or settlement of such Proceeding may be effected by either party without the other party's consent unless (i) there is no finding or admission of any violation of law and no effect on any other claims that may be made against such other party and (ii) the sole relief provided is monetary damages that are paid in full by the party seeking the settlement.  Neither party shall have any liability with respect to any compromise or settlement effected without its consent, which shall not be unreasonably withheld.  The Indemnitor shall have no obligation to indemnify and hold harmless the Indemnitee from any loss, expense or liability incurred by the Indemnitee as a result of a default judgment entered against the Indemnitee unless such judgment was entered after the Indemnitor agreed, in writing, to assume the defense of such Proceeding.

The obligations set forth in this Section 5.08 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

SECTION 5.09

Charges of Depositary.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03) or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 and the surrender of Receipts pursuant to Section 2.05 or 6.02, (6)  a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to this Deposit Agreement, including, but not limited to Sections 4.01 through 4.04, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and will be payable as provided in clause 9 below, and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducing such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.09, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

SECTION 5.10

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company reasonably requests that such papers be retained for a longer period or that they be turned over to the Company.

SECTION 5.11

Exclusivity.

Subject to the provisions of Section 5.04, the Company agrees not to appoint any other depositary for issuance of American depositary receipts so long as The Bank of New York Mellon is acting as Depositary hereunder.

SECTION 5.12

List of Restricted Securities Owners.

The Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities that beneficially own Restricted Securities as of the date hereof and the Company shall update that list as changes occur.  The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities, so long as they remain such, are ineligible for deposit hereunder.  The Depositary may rely on the list provided under this Section 5.12, as most recently updated, but shall not be liable for any action or omission made in reliance thereon.

ARTICLE 6.

AMENDMENT AND TERMINATION

SECTION 6.01

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after written notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner and Beneficial Owner, at the time any amendment so becomes effective, shall be deemed, by continuing to hold such Receipt or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.02

Termination.

The Depositary shall, at any time at the direction of the Company, terminate this Deposit Agreement by mailing notice of termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement by mailing notice of termination to the Company and the Owners of all Receipts then outstanding if at least 90 days have passed since the Depositary delivered to the Company a written notice of its election to resign and a successor depositary has not been appointed and accepted its appointment as provided in Section 5.04.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers, combinations and split-ups of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligation under Section 5.08.  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09.

ARTICLE 7.

MISCELLANEOUS

SECTION 7.01

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodian and shall be open to inspection by any Owner or Beneficial Owner during business hours.

SECTION 7.02

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.03

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.04

Owners and Beneficial Owners as Parties; Binding Effect.

The Owners and Beneficial Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof or any interest therein.

SECTION 7.05

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to the Company at Rua Dr. Eduardo de Souza, Aranha, 387, 2nd Floor, São Paulo, SP, Brasil, Attention: Mr. Washington Kato, Facsimile: +5511 3897-1101, or any other place to which the Company may have transferred its principal office, with notice to the Depositary.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attention:  American Depositary Receipt Administration, Facsimile: (212) 571-3050 or any other place to which the Depositary may have transferred its Corporate Trust Office, with notice to the Company.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effective at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.06

Submission to Jurisdiction; Appointment of Agent for Service of Process.

The Company hereby (i) irrevocably designates and appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as the Company’s authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, (ii) consents and submits to the jurisdiction of any state or federal court in The City of New York in which any such suit or proceeding may be instituted and (iii) agrees that service of process upon said authorized agent shall, to the extent permitted by law, be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to use its best efforts to take any and all reasonable action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby, to the extent permitted by law, waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

SECTION 7.07

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York.

SECTION 7.08

Waiver of Immunities.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

SECTION 7.09

Assignment.

Neither the Company nor the Depositary shall assign this Deposit Agreement without giving the other party at least 60 days’ prior written notice.

IN WITNESS WHEREOF, TPI – TRIUNFO PARTICIPAÇÕES E INVESTIMENTOS S.A. and THE BANK OF NEW YORK MELLON have duly executed this Deposit Agreement as of the day and year first set forth above and all Owners and Beneficial Owners shall become parties hereto upon acceptance by them of American Depositary Shares issued in accordance with the terms hereof or any interest therein.

TPI – TRIUNFO PARTICIPAÇÕES E INVESTIMENTOS S.A.

By:  ___________________________

Name: _____________________

Title: ______________________

THE BANK OF NEW YORK MELLON,

as Depositary

By: ___________________________

Name: _____________________

Title: ______________________

EXHIBIT A

No.

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents one deposited Share)

THE BANK OF NEW YORK MELLON

AMERICAN DEPOSITARY RECEIPT

FOR COMMON SHARES WITHOUT PAR VALUE,

OF

TPI – TRIUNFO PARTICIPAÇÕES E INVESTIMENTOS S.A.

(INCORPORATED UNDER THE LAWS OF

THE FEDERATIVE REPUBLIC OF BRAZIL)

The Bank of New York Mellon, as depositary (herein called the Depositary), hereby certifies that___________ ____________________________________________, or registered assigns IS THE OWNER OF _____________________________

AMERICAN DEPOSITARY SHARES

representing deposited preferred Shares (herein called Shares) of TPI – Triunfo Participações e Investimentos S.A., incorporated under the laws of the Federative Republic of Brazil (herein called the Company).  At the date hereof, each American Depositary Share represents one Share deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the São Paulo, Brazil office of Banco Itaú S.A. (herein called the Custodian).  The Depositary’s Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y. 10286

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called Receipts), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Deposit Agreement, dated as of ________, 2008, as the same may be amended from time to time in accordance with its terms (the “Deposit Agreement”), by and among the Company, the Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Shares issued thereunder, each of whom by accepting a Receipt or any interest therein agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called Deposited Securities).  Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the clearing procedure of the Foreign Registrar, the Estatuto Social and applicable laws and regulations and the terms and conditions governing the Deposited Securities, the Owner hereof is entitled to delivery, to him or upon his order, of the Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates for Shares in the name of the Owner hereof or as ordered by him or certificates properly endorsed or accompanied by proper instruments of transfer and (b) any other securities, property and cash to which such Owner is then entitled in respect of this Receipt.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.

3.

TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require (i)  payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, (ii) the production of proof satisfactory to it as to the identity and genuineness of any signature, (iii) delivery of such certifications as the Company may from time to time specify in writing to the Depositary to assure the Company of compliance with the Securities Act and the rules and regulations thereunder, (iv)  compliance with any regulations the Depositary may reasonably establish consistent with the provisions of the Deposit Agreement, including, without limitation, Section 2.06 and (v) compliance with any laws or governmental regulations relating to the Receipts or to the withdrawal of Deposited Securities as may be established by any governmental authority in Brazil or the United States.

The delivery of Receipts against deposit of Shares generally or against deposit of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary, the Company or the Foreign Registrar are closed, of the Deposit Agreement, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or for any other reason.

The Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States, unless a registration statement is in effect as to such Shares for such offer and sale.

Without limiting the foregoing, Shares that the Depositary believes have been withdrawn from a restricted depositary receipt facility established or maintained by a depositary bank (including any such other facility maintained by the Depositary) may be accepted for deposit under the Deposit Agreement only if those Shares are not “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Depositary may, as a condition of accepting those Shares for deposit, require the person depositing those Shares to provide the Depositary with a certificate to the foregoing effect.

Notwithstanding anything to the contrary in the Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended, subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

The Depositary shall comply with reasonable written instructions of the Company that the Depositary shall not accept for deposit under the Deposit Agreement any Shares identified in those instructions in order to facilitate the Company's compliance with the securities laws of the United States.

4.

LIABILITY OF OWNER OR BENEFICIAL OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner hereof to the Depositary.  The Depositary may refuse, and the Company shall be under no obligation, to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner hereof shall remain liable for any deficiency.

5.

WARRANTIES ON DEPOSIT OF SHARES.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant, in addition to the matters covered by the certification and agreement required under Section 2.02 of the Deposit Agreement, that such Shares, and the certificates therefor, if applicable, are validly issued, fully paid, non-assessable, free and clear of any lien, encumbrance, security interest, charge or adverse claim and were not issued in violation of any preemptive or similar rights of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so.  In addition, every person depositing Shares under the Deposit Agreement shall be deemed to represent and warrant that such Shares are not, and the American Depositary Shares representing such Shares would not be, Restricted Securities.  All representations and warranties required by Section 3.03 of the Deposit Agreement shall survive the deposit of Shares, delivery of Receipts, transfer of American Depositary Shares and surrender of Receipts and withdrawal of Deposited Securities.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, compliance with all applicable laws, regulations and provisions of or governing the Deposited Securities, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may require by written request to the Depositary.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  As promptly as practicable, the Depositary shall provide to the Company upon its written request copies of any proofs, information, certificates or other representations and warranties that it receives under Section 3.01 of the Deposit Agreement, to the extent that disclosure is permitted by applicable law.  No Share shall be accepted for deposit unless accompanied by evidence reasonably satisfactory to the Depositary that any necessary approval, if any, has been granted by the Central Bank or any governmental body in Brazil that is then performing the function of the regulation of currency exchange.

7.

CHARGES OF DEPOSITARY.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 of the Deposit Agreement), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to Sections 4.01 through 4.04 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners, (8) ) a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and will be payable as provided in clause 9 below, and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducing such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Article 8 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.

PRE-RELEASE OF RECEIPTS.

Unless requested in writing by the Company to cease doing so, the Depositary may, to the extent not prohibited by applicable law, notwithstanding Section 2.03 of the Deposit Agreement, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement ("Pre-Release").  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts or Shares are to  be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial rights, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be), other than in satisfaction of such Pre-Release, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The collateral referred to in clause (b) above shall be held by the Depositary for the benefit of the Owners as security for the performance of the obligations to deliver Shares or Receipts, as the case may be, in satisfaction of a Pre-Release transaction (but shall not, for the avoidance of doubt, constitute Deposited Securities).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

The Company shall have no any liability to any Owner in connection with any Pre-Release.

9.

TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner and Beneficial Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to liability under the Deposit Agreement to any holder of a Receipt unless such holder is the Owner of this Receipt.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.

11.

AVAILABLE INFORMATION; INSPECTION OF TRANSFER BOOKS.

The Company publishes information in English required to maintain the exemption from registration under Rule 12g3-2(b) under the Securities Exchange Act of 1934 on its Internet web site or through an electronic information delivery system generally available to the public in its primary trading market.  The Company’s Internet web site address is www.tpisa.com.br.

The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any notices, reports and other communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary will also send to Owners of Receipts copies of such communication when furnished by the Company pursuant to the Deposit Agreement.  Any such notices, reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

The Depositary will keep books, at its Corporate Trust Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, as promptly as practicable, convert such dividend or distribution into dollars and will distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement) to the Owners of Receipts entitled thereto, as of the record date fixed pursuant to Section 4.06 of the Deposit Agreement; provided, however, that in the event that the Custodian or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes or other governmental charges, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Section 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary will, after consultation with the Company to the extent practicable, as promptly as practicable, cause the securities or property received by it to be distributed to the Owners entitled thereto, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the reasonable opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company to the extent practicable, adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement) will be distributed by the Depositary to the Owners of Receipts entitled thereto without unreasonable delay, all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement.  To the extent such securities or property, or the net proceeds thereof are not distributed to Owners as provided in Section 4.02 of the Deposit Agreement, the same shall constitute Deposited Securities and each American Depositary Share shall thereafter also represent its proportionate interest in such securities, property or net proceeds.  The Depositary may withhold any distribution of securities under Section 4.02 of the Deposit Agreement if it has not received reasonably satisfactory assurances from the Company that the distribution does not require registration under the Securities Act.  The Depositary may sell, by public or private sale, an amount of securities or other property it would otherwise distribute under Section 4.02 of the Deposit Agreement that is sufficient to pay its fees and expenses in respect of that distribution.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may after consultation with the Company to the extent practicable, and shall if the Company so requests in writing, distribute as promptly as practicable to the Owners of outstanding Receipts entitled thereto as of the records date fixed pursuant to Section 4.06 of the Deposit Agreement, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary will use its reasonable efforts to sell the amount of Shares represented by the aggregate of such fractions and distribute, as promptly as practicable, the net proceeds, all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Depositary reasonably determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated by law or regulation to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary reasonably deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them respectively, and the Depositary shall hold or distribute any unsold balance of such property, all in accordance with the applicable provisions of the Deposit Agreement.

13.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Share or any rights of any other nature, the Depositary, after Consultation with the Company, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary reasonably determines, after consultation with the Company, that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary, after consultation with the Company, may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems reasonably appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary, as promptly as practicable, will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of Section 4.04 of the Deposit Agreement, such Receipts shall be legended in accordance with applicable U.S. laws and shall be subject to the appropriate restrictions on sale, deposit, cancellatin and transfer under such laws.

If the Depositary reasonably determines, after consultation with the Company to the extent practicable, that it is not lawful and feasible to make such rights available to all or certain Owners, it will use its reasonable efforts to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in the Deposit Agreement shall create, or shall be construed to create, any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

14.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall, as promptly as practicable, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall, as promptly as practicable, be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of, or requires a filing with, any government or agency thereof, the Depositary shall, without unreasonable delay, file such application for approval or license, or make such filing, if any, as it may deem desirable.

If at any time the Depositary or the Custodian shall determine that in its reasonable judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its reasonable discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of the fixing of a records date by the Company for the determination of holders of Shares or other Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (which, to the extent practicable, shall be the same as any corresponding record date set by the Company with respect to Shares or, if different, as close thereto as reasonably practicable) (a) for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any fees or charges assessed by the Depositary pursuant to the Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

16.

VOTING OF DEPOSITED SECURITIES.

Upon receipt from the Company of notice of any meeting at which the holders of Shares or other Deposited Securities are entitled to vote or solicitation of proxies or consents of holders of Shares or other Deposited Securities, the Depositary shall, if requested in writing by the Company, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be previously provided to the Company for its review and comment, which shall contain (a) such information as is contained in such notice of meeting received by the Depositary from the Company, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of the laws of Brazil, the Estatuto Social and the provisions of the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given, including, an indication that such instructions may be given or deemed given in accordance with the last sentence of this paragraph if no instruction is received, to the Depositary to give a discretionary proxy to a person designated by the Company.  Upon the written request of an Owner of a Receipt on such record date, received on or before the date established by the Depositary for such purpose (the "Instruction Date"), the Depositary shall endeavor, in so far as practicable and permitted under any applicable provision of the laws of Brazil, the Estatuto Social and the provisions of the Deposited Securities to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to such Shares other than in accordance with such instructions or deemed instructions.  If (i) the Company makes a request to the Depositary as contemplated by the first sentence of Section 4.07 of the Deposit Agreement and complies with the following paragraph of Section 4.07 of the Deposit Agreement and (ii) no instructions are received by the Depositary from an Owner with respect to an amount of Deposited Securities represented by the American Depositary Shares evidenced by that Owner’s Receipts on or before the Depositary shall deem that Owner to have instructed the Depositary to give, and the Depositary shall give, a discretionary proxy to a person designated by the Company with respect to that amount of Deposited Securities, except that  such instruction shall not be deemed to have been given and the Depositary shall not give a discretionary proxy with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide that information as promptly as practicable in writing, if applicable) that (x) the Company does not wish to receive a discretionary proxy, (y) substantial opposition exists or (z) the matter materially and adversely affects the rights of holders of Shares.  Neither the Depositary nor the Custodian shall under any circumstances exercise any discretion as to voting, and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote the Deposited Securities except in accordance with the voting instructions timely received or deemed received from Owners.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Company will request the Depositary to act under the preceding paragraph, the Company shall give the Depositary notice of any such meeting or solicitation and details concerning the matters to be voted upon not less that 30 days prior to the meeting date or date for giving such proxies or consents.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or other Deposited Securities in accordance with the provisions set forth in Section 4.07 of the Deposit Agreement.

Subject to the rules of any securities exchange on which American Depositary Shares or the Deposited Securities are listed, the Depositary shall, if requested in writing by the Company, deliver to the Company, at least three City of São Paulo, Sate of São Paulo business days prior to the date of a meeting of holders of Deposited Securities, copies of all instructions received from Owners in accordance with which the Depositary will vote or cause to be voted Deposited Securities at that meeting.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.03 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Company shall so request, subject to this Deposit Agreement, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.  The Depositary will give Owners notice of an event to which Section 4.08 of the Deposit Agreement applies as promptly as practicable if the event affects holdings of American Depositary Shares.

18.

LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company nor any of their respective controlling persons, directors, officers, employees, agents or affiliates shall incur any liability to any Owner or Beneficial Owner or other person if, by reason of any provision of any present or future law or regulation of the United States, Brazil or any other country, or of any other governmental or regulatory authority, or by reason of any provision, present or future, of the Estatuto Social, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective controlling persons, directors, officers, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of a Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement, (iii) for the inability of any Owner or Beneficial Owner to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of the Deposit Agreement, made available to some or all of the Owners or Beneficial Owners or (iv) for any special, consequential or punitive damages for any breach of the terms of the Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary assumes any obligation or shall they or any of their agents be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary or any of its agents shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company nor their respective controlling persons and agents shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company nor their respective controlling person and agents shall be liable for any action or nonaction by it or them in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it or them in good faith to be competent to give such advice or information. Each of the Depositary, its controlling persons and its agents and the Company, its controlling persons and its agents may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities or Shares represented thereby, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  No disclaimer of liability under the Securities Act is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by 90 days’ prior written notice of such removal, which shall become effective upon the later of (i) the 90th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary satisfactory to the Company and its acceptance of such appointment as provided in the Deposit Agreement, which appointment shall be on terms satisfactory to the Company in its sole discretion.  Whenever the Depositary in its reasonable discretion determines that it is in the best interest of the Owners of Receipts to do so, it may appoint a substitute Custodian.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees and cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after written notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner and Beneficial Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary at any time at the direction of the Company, shall terminate the Deposit Agreement by mailing notice of termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of termination to the Company and the Owners of all Receipts then outstanding if at least 90 days have passed since the Depositary delivered to the Company a written notice of its election to resign and a successor depositary has not been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers, combinations and split-ups of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligation under Section 5.08 of the Deposit Agreement.  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.

SUBMISSION TO JURISDICTION.

The Company hereby (i) irrevocably designates and appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as the Company’s authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, (ii) consented and submitted to the jurisdiction of any state or federal court in The City of New York in which any such suit or proceeding may be instituted, and (iii) agreed that service of process upon said authorized agent shall, to the extent permitted by law, be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

23.

WAIVER OF IMMUNITIES.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

24.

DELIVERY OF INFORMATION TO THE CVM.

Each of the Depositary and the Company hereby confirms to the other that for as long as the Deposit Agreement is in effect, it shall furnish the CVM and the Central Bank, at any time and within the period that may be determined, with any information and documents related to the American Depositary Share program and the Receipts issued under the Deposit Agreement.  In the event that the Depositary or the Custodian shall be advised in writing by reputable independent Brazilian counsel that the Depositary or the Custodian reasonably could be subject to criminal, or material, as reasonably determined by the Depositary, civil, liabilities as a result of the Company having failed to provide such information or documents reasonably available only through the Company, the Depositary shall have the right to terminate the Deposit Agreement, upon at least 15 days’ prior notice to the Owners and the Company, and the Depositary shall not be subject to any liability hereunder on account of such termination or such determination.  The effect of any such termination of the Deposit Agreement shall be as provided in Section 6.02 of the Deposit Agreement.

25.

DISCLOSURE OF INTERESTS.

Notwithstanding any other provision of the Deposit Agreement, each Owner agrees to comply with requests from the Company pursuant to any applicable law, the rules and requirements of the CVM and the Sao Paulo Stock Exchange, and any other stock exchange or market on which the Shares are, or will be, registered, traded or listed, or the Estatuto Social of the Company, which requests are made to provide information, inter alia, as to the capacity in which such Owner owns American Depositary Shares (and Shares as the case may be) and regarding the identity of any other person interested in such American Depositary Shares and the nature of such interest and various other matters.  Each such Owner or Beneficial Owner agrees to provide any such information reasonably requested by the Company or the Depositary pursuant to Section 3.05 of the Deposit Agreement, whether or not still an Owner or Beneficial Owner at the time of such request.  The Depositary agrees to comply with written instructions received from the Company requesting that the Depositary forward any such requests to such Owners or Beneficial Owners and to the last known address, if any, of such former Owners or Beneficial Owners and to forward to the Company any responses to such requests received by the Depositary, and to use its reasonable efforts, at the Company's request and expense, to assist the Company in obtaining such information with respect to the American Depositary Shares, However, nothing herein shall be interpreted as obligating the Depositary to provide or obtain any such information not provided to the Depositary by such Owners or Beneficial Owners or former Owners or Beneficial Owners.

26.

NO LIABILITY AND RESPONSIBILITY.

None of the Company, the Depositary or the Custodian will have any liability or responsibility whatsoever or otherwise for any action or failure to act by any Owner relating to the Owner’s obligations under any applicable Brazilian law or regulation relating to foreign investment in Brazil in respect of a withdrawal or sale of Deposited Securities, including, without limitation, any failure to comply with a requirement to register such investment pursuant to the terms of any applicable Brazilian law or regulation prior to such withdrawal or any failure to report foreign exchange transactions to the Central Bank, as the case may be.  Each Owner will be responsible for the report of any false information relating to foreign exchange transactions to the Custodian or the Central Bank in connection with deposits or withdrawals of Deposited Securities.

27.

UNCERTIFICATED AMERICAN DEPOSITARY SHARES; DIRECT REGISTRATION SYSTEM.

Notwithstanding anything to the contrary in the Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to the Deposit Agreement describes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of the Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of the Deposit Agreement shall apply, mutatis mutandis, to uncertificated American Depositary Shares as well as to certificated American Depositary Shares, and to Owners and holders of uncertificated American Depositary Shares as well as to Owners and holders of Receipts.

(b)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of the State of New York.

(c)

The Depositary shall have a duty to register a transfer in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (e) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(d)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(e)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in clause (i) above has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 of the Deposit Agreement shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.